EXHIBIT 10.2

SEVENTH AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT

     This SEVENTH AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT (this “Amendment”) made and entered into as of March 19, 2003, by and among INTERMET CORPORATION, a Georgia corporation (“Intermet”), THE BANK OF NOVA SCOTIA, a Canadian chartered bank (“Scotia Capital”), acting through its Atlanta Agency, the other banks and lending institutions listed on the signature pages hereof, and any assignees of Scotia Capital or such other banks and lending institutions which become “Lenders” as provided in the Amended Agreement (as defined below) (Scotia Capital, and such other banks, lending institutions, and assignees referred to collectively herein as the “Lenders”), and Scotia Capital, in its capacity as administrative and collateral agent for the Lenders and each successor administrative or collateral agent for such Lenders as may be appointed from time to time pursuant to Article IX of the Amended Agreement (the “Administrative Agent”).

W I T N E S S E T H:

     WHEREAS, Intermet, the Lenders and the Administrative Agent are parties to that certain $300,000,000 Five-Year Credit Agreement, dated as of November 5, 1999, as amended through March 5, 2003 (as so amended, the “Existing Agreement,” capitalized terms used herein but not otherwise defined herein having the same respective meanings as in the Existing Agreement); and

     WHEREAS, the parties to the Existing Agreement wish to amend the Existing Agreement (the Existing Agreement as amended by this Amendment being the “Amended Agreement”);

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Intermet, the Required Lenders and the Administrative Agent agree, upon the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. AMENDMENTS. Effective on the Seventh Amendment Date (as defined below), the Existing Agreement shall be amended as follows:

     (a)  Consolidated EBITDA to Consolidated Interest Expense Ratio. Section 6.08(b) of the Existing Agreement shall be amended in its entirety to read as follows:

“(b) Consolidated EBITDA to Consolidated Interest Expense. Maintain as of the last day of each Fiscal Quarter set forth below, a minimum ratio of Consolidated EBITDA to Consolidated Interest Expense, calculated for the immediately preceding four Fiscal Quarters, of equal to or greater than the ratio set forth opposite such Fiscal Quarter:

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Ratio of
Consolidated
EBITDA
to Consolidated
Fiscal Quarter	Interest Expense

2nd Fiscal Quarter 2001 through 2nd Fiscal Quarter 2002	>	2.75:1.0

3rd Fiscal Quarter 2002 through 4th Fiscal Quarter 2002	>	3.00:1.0

1st Fiscal Quarter 2003 through 3rd Fiscal Quarter 2003	>	2.50:1.0

4th Fiscal Quarter 2003	>	2.75:1.0

1st Fiscal Quarter 2004	>	2.85:1.0

2nd Fiscal Quarter 2004 and each Fiscal Quarter thereafter	>	3.00:1.0	”

     (b)  Funded Debt to Consolidated EBITDA Ratio. Section 6.08(c) of the Existing Agreement shall be amended in its entirety to read as follows:

“(c) Funded Debt to Consolidated EBITDA. Maintain as of the last day of each Fiscal Quarter set forth below, a maximum ratio of Funded Debt to Consolidated EBITDA, calculated for the immediately preceding four Fiscal Quarters, of less than or equal to the ratio set forth opposite such Fiscal Quarter:

Ratio of
Funded Debt
to Consolidated
Fiscal Quarter	EBITDA

2nd Fiscal Quarter 2001 through 4th Fiscal Quarter 2001	<	4.50:1.0

1st Fiscal Quarter 2002 through 2nd Fiscal Quarter 2002	<	4.25:1.0

3rd Fiscal Quarter 2002	<	4.00:1.0

4th Fiscal Quarter 2002	<	3.75:1.0

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Ratio of
Funded Debt
to Consolidated
Fiscal Quarter	EBITDA

1st Fiscal Quarter 2003 through 2nd Fiscal Quarter 2003	<	4.00:1.0

3rd Fiscal Quarter 2003 through 4th Fiscal Quarter 2003	<	3.75:1.0

1st Fiscal Quarter 2004 through 2nd Fiscal Quarter 2004	<	3.50:1.0

3rd Fiscal Quarter 2004 and each Fiscal Quarter thereafter	<	3.25:1.0

; provided that following the closing of the first Permitted Receivables Purchase Facility, the numerator of such maximum ratio shall be decreased by 0.50.”

     (c)  Commitments. The Commitments of each of the Lenders shall be proportionately and permanently reduced by $75,000,000 in the aggregate, and Schedule 1 of the Existing Agreement shall be correspondingly amended in its entirety to read as set forth in Schedule 1 attached hereto.

     SECTION 2. EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on the date (the “Seventh Amendment Date”) when the Administrative Agent shall have received each of the following, all in form and substance satisfactory to the Administrative Agent:

     (a)  This Amendment. Counterparts hereof executed by Intermet, the Administrative Agent and the Required Lenders.

     (b)  Fee Letter. A counterpart, executed by Intermet, of the fee letter dated as of March 4, 2003 from Scotia Capital, along with all fees payable thereunder.

     (c)  Amendment Fee. An amendment fee equal to 0.125% times the Commitment (as reduced pursuant to this Amendment) of each Lender which signs this Amendment and returns a counterpart hereof executed by such Lender to Mayer, Brown, Rowe & Maw, counsel to the Administrative Agent, no later than 5:00 p.m., central time, on February, March 18, 2003, payable to the Administrative Agent for the account of each such Lender.

     (d)  Fees of Counsel. Evidence that Intermet shall have paid all outstanding fees and expenses of counsel to the Administrative Agent, to the extent invoiced.

     (e)  Other Instruments or Documents. Such other instruments or documents as the Administrative Agent or any Lender may reasonably request in connection with this Amendment.

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     SECTION 3. MISCELLANEOUS.

     (a)  To induce the Administrative Agent and the Required Lenders to enter into this Amendment, Intermet represents and warrants to the Administrative Agent and the Lenders that: (i) the representations and warranties contained in the Credit Documents, as amended by this Amendment, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof; (ii) after giving effect to this Amendment, no Default or Event of Default exists; (iii) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by Intermet and the Guarantors, and the Amended Agreement and each of the other Credit Documents are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable against such Credit Parties in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (iv) no consent, approval, authorization, order, registration or qualification with any governmental authority, regulatory body or securities exchange is required for, and in the absence of which would adversely affect, the legal and valid execution and delivery or performance by Intermet and the Guarantors of this Amendment or the performance by Intermet and the Guarantors of the Amended Agreement or by any Credit Party of any other Credit Document to which it is a party.

     (b)  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment.

     (c)  Except as specifically provided above, the Existing Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Existing Agreement or any of the other Credit Documents, nor constitute a waiver or modification of any provision of any of the other Credit Documents.

     (d)  On and after the Seventh Amendment Date, each reference in the Existing Agreement and related documents to “Five-Year Credit Agreement,” “this Agreement” or words of like import, shall, unless the context otherwise requires, be deemed to refer to the Amended Agreement.

     (e)  Intermet agrees to pay on demand all reasonable costs and expenses incurred at any time by the Administrative Agent (including the reasonable attorney fees and expenses for the Administrative Agent) in connection with the preparation, negotiation, execution and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

     (f)  This Amendment shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and permitted assigns as provided in the Amended Agreement.

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     (g)  In case any provision in or obligation under this Amendment or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     (h)  THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signatures Follow on Next Page]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and to be delivered in New York, New York, by their duly authorized officers as of the day and year first above written.

INTERMET CORPORATION

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

THE BANK OF NOVA SCOTIA, individually and as Administrative Agent

By:	/s/ N. Bell

Name:	N. Bell
Title:	Senior Manager

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LENDERS:

SUNTRUST BANK

By:	/s/ William C. Humphries

Name:	William C. Humphries
Title:	Director

MIZUHO CORPORATE BANK, LTD

By:	/s/ Noel P. Purceil

Name:	Noel P. Purceil
Title:	Senior Vice President

COMERICA BANK

By:	/s/ Chris Stergiadis

Name:	Chris Stergiadis
Title:	Account Officer

THE BANK OF NEW YORK

By:	/s/ Christine Rio

Name:	Christine Rio
Title:	Vice President

HARRIS TRUST AND SAVINGS BANK

By:	/s/ Kirby M. Law

Name:	Kirby M. Law
Title:	Vice President

BANK OF AMERICA

By:	/s/ Laura T. Sweet

Name:	Laura T. Sweet
Title:	Assistant Vice President

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LENDERS:

THE BANK OF TOKYO-MITSUBISHI, LTD CHICAGO BRANCH

By:	/s/ Shinichiro Munechika

Name:	Shinichiro Munechika
Title:	Deputy General Manager

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marco Orlando

Name:	Marco Orlando
Title:	Director

FLEET NATIONAL BANK

By:	/s/ Christopher E. Leath

Name:	Christopher E. Leath
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Marvin S. Kodish

Name:	Marvin S. Kodish
Title:	Senior Vice President

DZ BANK AG

By:	/s/ Bruce T. Ritz

Name:	Bruce T. Ritz
Title:	Vice President

STANDARD FEDERAL BANK, N.A.

By:	/s/ Andrew R. Craig

Name:	Andrew R. Craig
Title:	First Vice President

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LENDERS:

NATIONAL CITY BANK

By:	/s/ Kenneth M. Blackwell

Name:	Kenneth M. Blackwell
Title:	Vice President

LANDESBANK SAAR

By:	/s/ Herman Schwehm

Name:	Herman Schwehm
Title:	Executive Vice President

By:	/s/ Johannes Klumpp

Name:	Johannes Klumpp
Title:	Area Manager

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     Each of the undersigned hereby consents to this Amendment, ratifies the Guaranty Agreement and agrees that the Guaranty Agreement remains in full force and effect:

ALEXANDER CITY CASTING COMPANY, INC.

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

CAST-MATIC CORPORATION

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

COLUMBUS FOUNDRY, L.P.

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

DIVERSIFIED DIEMAKERS, INC.

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

FRISBY P.M.C., INCORPORATED

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

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GANTON TECHNOLOGIES INC.

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

INTERMET HOLDING COMPANY

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

INTERMET INTERNATIONAL, INC.

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

IRONTON IRON INC.

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

LYNCHBURG FOUNDRY COMPANY

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

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NORTHERN CASTINGS CORPORATION

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

SUDBURY, INC.

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

SUDM, INC.

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

TOOL PRODUCTS, INC.

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

WAGNER CASTINGS COMPANY

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

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WAGNER HAVANA, INC.

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

INTERMET U.S. HOLDING, INC.

By:	/s/ Michael S. Skrzypczak

Name:	Michael S. Skrzypczak
Title:	Treasurer

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Schedule 1

Commitments

Lender	Commitment	Pro Rata Share

The Bank of Nova Scotia	$21,375,000.00	9.500%
Bank One, NA	$21,375,000.00	9.500%
SunTrust Bank	$21,375,000.00	9.500%
Mizuho Corporate Bank, Ltd.	$19,687,500.00	8.750%
Comerica Bank	$18,000,000.00	8.000%
The Bank of New York	$15,750,000.00	7.000%
Harris Trust and Savings Bank	$15,750,000.00	7.000%
Bank of America, N.A.	$15,750,000.00	7.000%
The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch	$11,250,000.00	5.000%
Bankers Trust Company	$11,250,000.00	5.000%
Fleet National Bank	$11,250,000.00	5.000%
KeyBank National Association	$11,250,000.00	5.000%
DZ Bank AG	$8,437,500.00	3.750%
Standard Federal Bank	$8,437,500.00	3.750%
National City Bank	$8,437,500.00	3.750%
Landesbank Saar Girozentrale	$5,625,000.00	2.500%
TOTAL	$225,000,000	100%

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